SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                 April 23, 2003

                     HERITAGE FINANCIAL HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


      000-31825                                           63-1259533
(Commission File No.)                          (IRS Employer Identification No.)

                               1323 Stratford Road
                             Decatur, Alabama 35601
                        (Address of principal (Zip Code)
                               executive offices)

                                 (256) 355-9500
               (Registrant's telephone number including area code)

ITEM 9.  Regulation FD Disclosure

     On April 23, 2003, the Board of Directors of Heritage Financial Holding Corporation, released to its shareholders the unaudited earnings for the quarter ended March 31, 2003. A copy of this press release is attached as Exhibit 99.1, and is furnished pursuant to Item 9 and Item 12 on Form 8-K.

ITEM 7C. Exhibits


Exhibit No.                Description

     99.1                  Press Release


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          HERITAGE FINANCIAL HOLDING CORPORATION

                                                     By: /s/ Thomas E. Hemmings
                                                         -----------------------
                                                         Thomas E. Hemmings
                                                         Chief Financial Officer

Date: April 23, 2003